The Millicom Group	12 Months Ended
Dec. 31, 2018
Interests In Other Entities [Abstract]
The Millicom Group
The Millicom Group
The Group comprises a number of holding companies, operating subsidiaries and joint ventures with various combinations of mobile, fixed-line telephony, cable and wireless Pay TV, Internet and Mobile Financial Services (MFS) businesses. The Group also holds investments in a tower holding company investing in Africa and in online businesses in Latam and Africa.
Subsidiaries
Subsidiaries are all entities which Millicom controls. Millicom controls an entity when it is exposed to, or has rights to variable returns from its investment in the entity, and has the ability to affect those returns through its power over the subsidiary. Millicom has power over an entity when it has existing rights that give it the current ability to direct the relevant activities, i.e. the activities that significantly affect the entity’s returns. Generally, control accompanies a shareholding of more than half of the voting rights although certain other factors (including contractual arrangements with other shareholders, voting and potential voting rights) are considered when assessing whether Millicom controls an entity. For example, although Millicom holds less than 50% of the shares in its Colombian businesses, it holds more than 50% of shares with voting rights. The contrary may also be true (e.g. Guatemala and Honduras). In respect of the joint ventures in Guatemala and Honduras, shareholders’ agreements require unanimous consents for decisions over the relevant activities of these entities (see also note A.2.2). Therefore, the Group has joint control over these entities and accounts for them under the equity method.
Our main subsidiaries are as follows:

Entity	Country	Activity	December 31, 2018 % holding	December 31, 2017 % holding	December 31, 2016 % holding
Latin America
Telemovil El Salvador S.A. de C.V.	El Salvador	Mobile, MFS, Cable, DTH, PayTV	100	100	100
Navega.com SA, Sucursal El Salvador	El Salvador	Cable, DTH	100	100	100
Cable Costa Rica S.A.	Costa Rica	Cable, DTH	100	100	100
Telefonica Celular de Bolivia S.A.	Bolivia	Mobile, DTH, MFS, Cable, PayTV	100	100	100
Telefonica Celular del Paraguay S.A.	Paraguay	Mobile, MFS, Cable, PayTV	100	100	100
Cable Onda S.A (i).	Panama	Cable, PayTV, Internet, DTH, Fixed-line	80	—	—
Colombia Móvil S.A. E.S.P.(ii)	Colombia	Mobile	50-1 share	50-1 share	50-1 share
UNE EPM Telecomunicaciones S.A.(ii)	Colombia	Fixed-line, Internet, PayTV, Mobile	50-1 share	50-1 share	50-1 share
Edatel S.A. E.S.P.(ii)	Colombia	Fixed-line, Internet, PayTV, Cable	50-1 share	50-1 share	50-1 share
Africa
Millicom Ghana Company Limited(iii)	Ghana	Mobile, MFS	—	—	100
Sentel GSM S.A.(iv)	Senegal	Mobile, MFS	—	100	100
MIC Tanzania Public Limited Company	Tanzania	Mobile, MFS	100	100	100
Millicom Tchad S.A.	Chad	Mobile, MFS	100	100	100
Millicom Rwanda Limited(iv)	Rwanda	Mobile, MFS	—	100	100
Zanzibar Telecom Limited	Tanzania	Mobile, MFS	85	85	85
Unallocated
Millicom International Operations S.A.	Luxembourg	Holding Company	100	100	100
Millicom International Operations B.V.	Netherlands	Holding Company	100	100	100
Millicom LIH S.A.	Luxembourg	Holding Company	100	100	100
MIC Latin America B.V.	Netherlands	Holding Company	100	100	100
Millicom Africa B.V.	Netherlands	Holding Company	100	100	100
Millicom Holding B.V.	Netherlands	Holding Company	100	100	100
Millicom Spain S.L.	Spain	Holding Company	100	100	100

(i)	Acquisition completed on December 13, 2018. Cable Onda S.A. is fully consolidated as Millicom has the majority of voting shares to direct the relevant activities. See note A.1.2..

(ii)	Fully consolidated as Millicom has the majority of voting shares to direct the relevant activities.

(iii)
Merged with Airtel Ghana in October 2017 and classified as discontinued operations for the year then ended (see note E.3.2.). Merged entity is accounted for as a joint venture as from merger date (see note A.2.2.).

(iv)	See note A.1.3.
Accounting for subsidiaries and non-controlling interests
Subsidiaries are fully consolidated from the date on which control is transferred to Millicom. If facts and circumstances indicate that there are changes to one or more of the elements of control, a reassessment is performed to determine if control still exists. Subsidiaries are de-consolidated from the date that control ceases. Transactions with non-controlling interests are accounted for as transactions with equity owners of the Group. Gains or losses on disposals of non-controlling interests are recorded in equity. For purchases from non-controlling interests, the difference between any consideration paid and the relevant share acquired of the carrying value of net assets of the subsidiary is also recorded in equity.
Acquisition of subsidiaries and increases in non-controlling interests in subsidiaries
On October 7, 2018, the Company entered into an agreement to acquire a controlling 80% stake in Cable Onda, the largest cable and fixed telecommunications services provider in Panama. The transaction valued 100% of Cable Onda at an enterprise value of $1,460 million. The selling shareholders retained a 20% equity stake in the company. The transaction closed on December 13, 2018 after receipt of necessary approvals for a cash consideration of $956 million. In addition, Millicom assumed Cable Onda’s debt obligations. The Group funded the purchase price for this acquisition by incurring additional indebtedness, including $250 million under the Bridge Facility and $500 million aggregate principal amount of the 6.625% Notes (see note C.3.1) and with available resources. A final price adjustment, per the terms of the agreement, is expected to occur in Q1 2019.
Millicom concluded that it controls Cable Onda since closing date and therefore fully consolidates it in its financial statements with a 20% non-controlling interest. The deal also includes certain liquidity rights such as call and put options. See note C.6.3. for further details on the accounting treatment of these options. The purchase consideration also includes certain amounts under escrow in respect of final price adjustment and potential indemnifications from the sellers (potential tax and litigations).
For the purchase accounting, Millicom determined the fair value of Cable Onda identifiable assets and liabilities based on transaction and relative values. The non-controlling interest was measured based on the proportionate share of the fair value of the net assets of Cable Onda. The purchase accounting is still provisional at December 31, 2018, particularly in respect of the evaluation of certain tangible assets.

Provisional Fair values (100%)
(US$ millions)
Intangible assets (excluding goodwill), net (i)	673
Property, plant and equipment, net	348
Current assets (excluding cash) (ii) (iii)	54
Cash and cash equivalents	12
Total assets acquired	1,088
Non-current liabilities (iv)	422
Current liabilities (v)	141
Total liabilities assumed	563
Fair value of assets acquired and liabilities assumed, net	525
Transaction costs assumed by Cable Onda (vi)	30
Fair value of non-controlling interest in Cable Onda (20%)	111
Millicom’s interest in the fair value of Cable Onda (80%)	444
Acquisition price	956
Provisional Goodwill	512

(i)
Intangible assets not previously recognized (or partially recognized as a result of previous acquisitions) are trademarks for an amount of $280 million, with estimated useful lives of 3 years, a customer list for an amount of $370 million, with estimated useful life of 20 years and favorable content contracts for $19 million, with a useful life of 10 years.

(ii)	Current assets include indemnification assets for tax contingencies at fair value for an amount of $4 million - see below.

(iii)	The fair value of trade receivables acquired was $34 million.

(iv)	Non-current liabilities include the deferred tax liability of $158 million resulting from the above adjustments.

(v)	Current liabilities include the fair value of certain tax contingent liabilities of $5 million. These are partly covered by the indemnification assets described in (ii) above.

(vi)
Transaction costs of $30 million have been assumed and paid by Cable Onda before the acquisition or by Millicom on the closing date. Because of their relationship with the acquisition, these costs have been accounted for as post-acquisition costs in the Millicom Group statement of income. These, together with acquisition-related costs of $11 million, have been recorded under operating expenses in the statement of income of the year.

The goodwill, which is not expected to be tax deductible, is attributable to Cable Onda’s strong market position and profitability, as well as to the fair value of the assembled work force. From December 13, 2018 to December 31, 2018, Cable Onda contributed $17 million of revenue and a net loss of $7 million to the Group. If Cable Onda had been acquired on 1 January 2018 incremental revenue for the 2018 year would have been $403 million and incremental net loss for that period of $59 million, including amortization of assets not previously recognized of $85 million (net of tax).

During the year ended December 31, 2018, the Group also completed minor additional acquisitions for $9 million.
During the year ended December 31, 2017, Tigo Paraguay completed the acquisition of TV Cable Parana for a total consideration of approximately $18 million, net of cash acquired. The purchase accounting was finalized in March 2017. The purchase price has been mainly allocated to a customer list ($14 million) and to other tangible and intangible fixed assets ($3 million). As a result, the final goodwill amounted to $1 million.
Disposal of subsidiaries and decreases in non-controlling interests of subsidiaries
Rwanda
On December 19, 2017, Millicom announced that it has signed an agreement for the sale of its Rwanda operations to subsidiaries of Bharti Airtel Limited. The sale was subsequently completed on January 31, 2018. In accordance with Group practices, Rwanda operations’ assets and liabilities were classified as held for sale on January 23, 2018. Rwanda’s operations also represented a separate geographical area and did qualify for discontinued operations presentation. As a result, the Group statements of income for the years ended December 31, 2016 and 2017 have been restated accordingly to show the results on a single line in the statements of income (‘Profit (loss) for the year from discontinued operations, net of tax’). On January 31, 2018, the Group's operations in Rwanda were deconsolidated and no material loss on disposal was recognized (its carrying value was aligned to its fair value less costs of disposal as of December 31, 2017). However, a loss of $32 million was recognized in 2018 corresponding to the recycling of foreign currency exchange losses accumulated in equity since the creation of the Company. This loss was recognized under ‘Profit (loss) for the year from discontinued operations, net of tax’. The final sale consideration is still subject to adjustment under the terms of the sale and purchase agreement with Airtel. Management does not expect any material deviation from the initial consideration. (see note E.3.)
Senegal
On July 28, 2017, Millicom announced that it had agreed to sell its Senegal business to a consortium consisting of NJJ, Sofima (managed by the Axian Group) and Teylium Group, subject to customary closing conditions and regulatory approvals. In accordance with Group practices, Senegal operations’ assets and liabilities were classified as held for sale on February 2, 2017. Senegal’s operations also represented a separate geographical area and did qualify for discontinued operations. On April 19, 2018, the President of Senegal issued an approval decree in respect of the proposed sale by Millicom of its Tigo operation in Senegal to a consortium consisting of NJJ, Sofima (a telecom investment vehicle managed by the Axian Group) and Teylium Group. The sale was completed on April 27, 2018. (see note E.3.)
Ghana merger
On March 3, 2017, Millicom and Bharti Airtel Limited (Airtel) announced that they had entered into an agreement for Tigo Ghana Limited and Airtel Ghana Limited to combine their operations in Ghana. In accordance with Group practices, Ghana operations’ assets and liabilities were classified as held for sale on September 30, 2017. Ghana’s operations also represented a separate geographical area and did qualify for discontinued operations. As a result, the Group statement of income for the year ended December 31, 2016 was restated accordingly to show the results on a single line in the statements of income (‘Profit (loss) for the year from discontinued operations, net of tax’). The transaction was completed on October 12, 2017 (see note E.3.).
DRC
 On February 8, 2016, Millicom announced that it had signed an agreement for the sale of its businesses in the Democratic Republic of Congo (DRC) to Orange S.A. (see note E.3.). In accordance with Group practices, DRC operations’ assets and liabilities were classified as held for sale on February 8, 2016. DRC’s operations also represented a separate geographical area and did qualify for discontinued operations. The sale was completed on April 20, 2016.
Other disposals
For the years ended December 31, 2018, 2017 and 2016, Millicom did not dispose of any other significant investments.
Summarized financial information relating to significant subsidiaries with non-controlling interests
At December 31, 2018 and 2017, Millicom’s subsidiaries with material non-controlling interests were the Group’s operations in Colombia and Panama (2018 only).
Balance sheet – non-controlling interests

	December 31,
	2018	2017
	(US$ millions)
Colombia	161	197
Panama	103	—
Others	(16)	(11)
Total	249	185

Profit (loss) attributable to non-controlling interests

	2018	2017	2016
	(US$ millions)
Colombia	(5)	(13)	(55)
Panama	(8)	—	—
Others	(3)	(4)	(3)
Total	(16)	(17)	(58)

The summarized financial information for material non-controlling interests in our operations in Colombia is provided below. This information is based on amounts before inter-company eliminations. Detailed information on Cable Onda has been voluntarily omitted here as all details are already disclosed in note A.1.2.

Colombia

	2018	2017	2016
	(US$ millions)
Revenue	1,661	1,739	1,717
Total operating expenses	(667)	(647)	(660)
Operating profit	147	106	40
Net (loss) for the year	(10)	(25)	(110)
50% non-controlling interest in net (loss)	(5)	(13)	(55)
Total assets (excluding goodwill)	1,966	2,193	2,221
Total liabilities	1,620	1,771	1,776
Net assets	346	422	445
50% non-controlling interest in net assets	173	211	223
Consolidation adjustments	(12)	(14)	(16)
Total non-controlling interest	161	197	207
Dividends and advances paid to non-controlling interest	(2)	—	(67)
Net cash from operating activities	348	331	366
Net cash from (used in) investing activities	(270)	(209)	(340)
Net cash from (used in) financing activities	(75)	(46)	(24)
Exchange impact on cash and cash equivalents, net	(18)	3	1
Net increase in cash and cash equivalents	(15)	80	3
Joint ventures
Joint ventures are businesses over which Millicom exercises joint control as decisions over the relevant activities of each require unanimous consent of shareholders. Millicom determines the existence of joint control by reference to joint venture agreements, articles of association, structures and voting protocols of the board of directors of those ventures.
At December 31, 2018, the equity accounted net assets of our joint ventures in Guatemala, Honduras and Ghana totaled $3,405 million (December 31, 2017: $3,457 million for Guatemala and Honduras only). These net assets do not necessarily represent statutory reserves available for distribution as these include consolidation adjustments (such as goodwill and identified assets and assumed liabilities recognized as part of the purchase accounting). Out of these reserves, $133 million (December 31, 2017: $123 million) represent statutory reserves that are unavailable to be distributed to owners of the Company. During the year ended December 31, 2018, Millicom’s joint ventures paid $243 million (December 31, 2017: $203 million) as dividends or dividend advances to the Company.

Our main joint ventures are as follows:

Entity	Country	Activity	December 31, 2018 % holding	December 31, 2017 % holding
Comunicaciones Celulares S.A(i).	Guatemala	Mobile, MFS	55	55
Navega.com S.A.(i)	Guatemala	Cable, DTH	55	55
Telefonica Celular S.A(i).	Honduras	Mobile, MFS	66.7	66.7
Navega S.A. de CV(i)	Honduras	Cable	66.7	66.7
Bharti Airtel Ghana Holdings B.V.	Netherlands	Mobile, MFS	50	50

(i)
Millicom owns more than 50% of the shares in these entities and has the right to nominate a majority of the directors of each of these entities. However, key decisions over the relevant activities must be taken by a supermajority vote. This effectively gives either shareholder the ability to veto any decision and therefore neither shareholder has sole control over the entity. Therefore, the operations of these joint ventures are accounted for under the equity method.

The carrying values of Millicom’s investments in joint ventures were as follows:
Carrying value of investments in joint ventures at December 31

	%	2018	2017
		(US$ millions)
Honduras operations(i)	66.7	730	726
Guatemala operations(i)	55	2,104	2,145
AirtelTigo Ghana operations	50	32	96
Total		2,867	2,966

(i)	Includes all the companies under the Honduras and Guatemala groups.
The table below summarizes the movements for the year in respect of the Group’s joint ventures carrying values:

	Guatemala(i)	Honduras (i)	Ghana(ii)
	(US$ millions)
Opening balance at January 1, 2017	2,179	766	—
Change in scope	—	—	102
Results for the year 2017	126	15	(6)
Dividends declared during the year	(168)	(46)	—
Currency exchange differences	7	(9)	—
Closing balance at December 31, 2017	2,145	726	96
Adjustment on adoption of IFRS 15 and IFRS 9 (net of tax)	18	5	—
Capital increase	—	3	—
Results for the year 2018	131	23	(68)
Dividends declared during the year	(177)	—	—
Currency exchange differences	(14)	(26)	3
Closing balance at December 31, 2018	2,104	730	32

(i)	Share of profit (loss) is recognized under ‘Share of profit in the joint ventures in Guatemala and Honduras’ in the statement of income.

(ii)	Share of profit (loss) is recognized under ‘Income (loss) from other joint ventures and associates, net’ in the statement of income.
At December 31, 2018 and 2017 the Group had not incurred obligations, nor made payments on behalf of the Guatemala, Honduras or Ghana operations.
Accounting for joint ventures
Joint ventures are accounted for using the equity method of accounting and are initially recognized at cost (calculated at fair value if it was a subsidiary of the Group before becoming a joint venture). The Group’s investments in joint ventures include goodwill (net of any accumulated impairment loss) on acquisition.
The Group’s share of post-acquisition profits or losses of joint ventures is recognized in the consolidated statement of income and its share of post-acquisition movements in reserves is recognized in reserves. Cumulative post-acquisition movements are adjusted against the carrying amount of the investments. When the Group’s share of losses in a joint venture equals or exceeds its interest in the joint venture, including any other unsecured receivables, the Group does not recognize further losses, unless the Group has incurred obligations or made payments on behalf of the joint ventures.
Gains on transactions between the Group and its joint ventures are eliminated to the extent of the Group’s interest in the joint ventures. Losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. Accounting policies of joint ventures have been changed where necessary to ensure consistency with the policies adopted by the Group. Dilution gains and losses arising in investments in joint ventures are recognized in the statement of income.
After application of the equity method, including recognizing the joint ventures’ losses, the Group applies IAS 39 to determine whether it is necessary to recognize any additional impairment loss with respect to its net investment in the joint venture.
Material joint ventures – Guatemala, Honduras and Ghana operations
Summarized financial information for the years ended December 31, 2018, 2017 and 2016 of the Guatemala and Honduras operations is as follows. This information is based on amounts before inter-company eliminations.

Guatemala

	2018	2017	2016
	(US$ millions)
Revenue	1,373	1,328	1,284
Depreciation and amortization	(283)	(295)	(281)
Operating profit(i)	387	352	330
Financial income (expenses), net	(56)	(60)	(73)
Profit before taxes	309	305	261
Charge for taxes, net	(69)	(74)	(67)
Profit for the year	240	230	194
Net profit for the year attributable to Millicom	131	126	106
Dividends and advances paid to Millicom	211	162	77
Total non-current assets (excluding goodwill)	2,280	2,406	2,297
Total non-current liabilities	981	1,052	1,039
Total current assets	718	756	909
Total current liabilities	221	220	211
Cash and cash equivalents	217	303	289
Debt and financing – non-current	927	995	987
Net cash from operating activities	545	498	438
Net cash from (used in) investing activities	(173)	(171)	(174)
Net cash from (used in) financing activities	(455)	(315)	(127)
Exchange impact on cash and cash equivalents, net	(3)	2	(3)
Net (decrease) increase in cash and cash equivalents	(86)	14	134

(i)    In 2016, operating profit included a provision for impairment of $24 million related to amounts receivable from video surveillance contracts with the Civil National Police. In 2017, it also includes an additional impairment of $10 million (2016: $18 million) on the fixed assets related to the same contracts.
Honduras

	2018	2017	2016
	(US$ millions)
Revenue	586	585	609
Depreciation and amortization	(133)	(156)	(160)
Operating profit	91	70	54
Financial income (expenses), net	(29)	(27)	(27)
Profit before taxes	52	41	13
Charge for taxes, net	(19)	(18)	—
Profit for the year	34	24	13
Net profit for the year attributable to Millicom	23	15	9
Dividends and advances paid to Millicom	32	40	66
Total non-current assets (excluding goodwill)	506	576	645
Total non-current liabilities	386	407	454
Total current assets	304	208	259
Total current liabilities	226	282	237
Cash and cash equivalents	25	16	13
Debt and financing – non-current	298	308	339
Debt and financing – current	85	80	63
Net cash from operating activities	147	152	85
Net cash from (used in) investing activities	(87)	(74)	(17)
Net cash from (used in) financing activities	(50)	(74)	(69)
Net (decrease) increase in cash and cash equivalents	9	3	(1)
s mentioned in note A.1.3., in 2017 Millicom and Airtel signed a Combination Agreement, whereby both investors decided to combine their respective subsidiaries in Ghana, namely Tigo Ghana Limited and Airtel Ghana Limited under an existing company – Bharti Airtel Ghana Holdings B.V. (the ‘JV’ or ‘AirtelTigo Ghana’) both Millicom and Airtel each owning 50%. As part of the transaction, the government of Ghana retained an option to acquire a 25% stake in the newly combined entity for a period of two years. In the event the government exercises its option, Millicom’s stake may reduce to 37.5% or, in certain circumstances, be maintained at 50%.
On October 12, 2017, both parties announced the completion of the transaction. As consideration received, each party owns 50% of the equity capital and voting rights of the JV, and Millicom holds a $40 million loan against Tigo Ghana (the “Millicom Note”), which shall rank in priority to all other obligations of the joint venture owed to its shareholders. The Millicom Note bears interest and is classified under ‘other non-current assets’ in the statement of financial position.
Decisions about the relevant activities require the unanimous consent of the parties sharing control. Therefore, based on IFRS 11, this agreement results in Millicom and Airtel having joint control over the combined entity, which is a joint venture. Millicom therefore uses the equity method to account for its investment in the combined entity since October 12, 2017.
On the same date, each investor agreed and committed to fund the operations of the JV in accordance with the approved business plan on an equal basis and on the same terms. In this regard, both parties have agreed to provide, on an equal basis, a committed credit facility in the total aggregate amount of $50 million, with Millicom providing a commitment of $25 million and Airtel providing the same. The credit facility remains undrawn as of December 31, 2018 and 2017 and would bear interest and would be subordinated to the Millicom Note.
As a consequence, on October 12, 2017, Millicom deconsolidated its investments in Ghana operations and accounted for its investment in the combined entity under the equity method, initially at fair value of $102 million, resulting in a net gain on the deconsolidation of these operations amounting to $36 million, including recycling of foreign currency exchange losses accumulated in equity of $79 million. The net gain has been recognized under ‘Profit (loss) for the year from discontinued operations, net of tax’. As of December 31, 2017, the purchase accounting was still provisional and was completed in the first six months of 2018. Newly identified assets have been recognized by the joint venture resulting in an additional depreciation of $3 million for the period from the merger date to December 31, 2017. Comparative figures have not been restated for this depreciation charge given it was immaterial for the Group. As a result, this charge was recorded in the 2018 statement of income.
Fair value has been determined using valuation techniques such as discounted cash flows and comparable transaction multiples. As of December 31, 2018 and 2017 Millicom determined the fair value of the option granted to the government to be immaterial.
AirtelTigo Ghana

	2018	2017 (i)
	(US$ millions)	(US$ millions)
Revenue	187	58
Depreciation and amortization	(110)	(11)
Operating loss	(100)	(1)
Financial income (expenses), net	(42)	(10)
Loss before taxes	(135)	(12)
Charge for taxes, net	—	—
Loss for the period	(135)	(12)
Net loss for the period attributable to Millicom	(68)	(6)
Dividends and advances paid to Millicom	—	—
Total non-current assets (excluding goodwill)	277	184
Total non-current liabilities	277	214
Total current assets	71	60
Total current liabilities	134	106
Cash and cash equivalents	19	15
Debt and financing – non-current	276	145
Debt and financing – current	17	—
Net cash from operating activities	(19)	13
Net cash from (used in) investing activities	(8)	—
Net cash from (used in) financing activities	42	(3)
Net increase in cash and cash equivalents	15	10

(i)	From the date of merger (October 12, 2017) to December 31, 2017, for statement of income and cash flow metrics.
Investments in associates
Millicom’s investments in associates mainly represent its shareholding in Helios Towers Africa Ltd (HTA) and its investments in the African online business (AIH). Millicom has significant influence over these companies through its voting rights but not control or joint control.
The Group’s main associates are as follows:

			December 31, 2018	December 31, 2017
Entity	Country	Activity(ies)	% holding	% holding
Africa
Helios Towers Africa Ltd (HTA)	Mauritius	Holding of Tower infrastructure company	22.83	22.83
Africa Internet Holding GmbH (AIH)	Germany	Online marketplace, retail and services	10.15	10.15
West Indian Ocean Cable Company Limited (WIOCC)	Republic of Mauritius	Telecommunication carriers’ carrier	9.1	9.1
Latin America
MKC Brilliant Holding GmbH (LIH)	Germany	Online marketplace, retail and services	35.0	35.0
Unallocated
Milvik AB	Sweden	Other	12.3	12.3

At December 31, 2018 and 2017, the carrying value of Millicom’s main associates was as follows:
Carrying value of investments in associates at December 31

	2018	2017
	(US$ millions)
MKC Brilliant Holding GmbH (LIH)	—	—
African Internet Holding GmbH (AIH)	38	61
Helios Tower Africa Ltd (HTA)	105	149
Milvik AB	13	16
West Indian Ocean Cable Company Limited (WIOCC)	14	14
Total	169	241

The summarized financial information for the Group’s main material associates (i.e. HTA and AIH) is provided below.
Summary of statement of financial position of associates at December 31,

	2018	2017
	(US$ millions)
Total current assets	473	409
Total non-current assets	717	766
Total assets	1,190	1,176
Total current liabilities	343	268
Total non-current liabilities	627	602
Total liabilities	969	870
Total net assets	221	306
Millicom’s carrying value of its investment in HTA and AIH	142	211
Millicom’s carrying value of its investment in other associates	27	30
Millicom’s carrying value of its investment in associates	169	241

Profit (loss) from other joint ventures and associates

	2018	2017	2016
	(US$ millions)
Revenue	511	449	378
Operating expenses	(459)	(321)	(302)
Operating profit (loss)	(214)	(148)	(167)
Net loss for the year	(327)	(220)	(228)
Millicom’s share of results from HTA and AIH	(66)	(34)	(39)
Millicom’s share of results from other associates	(2)	(45)	(10)
Millicom’s share of results from other joint ventures (Ghana)	(68)	(6)	—
Millicom’s share of results from other joint ventures and associates	(136)	(85)	(49)
Accounting for investments in associates
The Group accounts for associates in the same way as it accounts for joint ventures.
Acquisitions and disposals of interests in associates
Africa Internet Holding GmbH (AIH)
AIH indirectly owns a number of companies that provide online services and online marketplaces in certain countries in Africa mainly under the brand name of Jumia.
Early January 2019, Millicom has been further diluted in the capital of AIH following the entry of a new investor. This triggered the recognition of a net dilution gain of $7 million in January 2019. In addition, on January 31, 2019, some changes in the company's governance became effective and Millicom relinquished its seat on the board of directors, which resulted in the loss of the Group's significant influence over AIH. As a result, as from January 31, 2019, Millicom will stop equity accounting for its investment in AIH and start measuring it at fair value. This change in accounting is expected to trigger the recognition of a gain at initial measurement.
Other various shareholder funding rounds were signed in 2016 whereby Millicom's interest was diluted. At that time, Millicom’s shareholding in AIH was reduced to 10%. This triggered the recognition of a net dilution gain of $43 million in the 2016 Group statement of income under 'Income (loss) from associates, net'.
Millicom investment in African towers company, Helios Towers Africa
Helios Towers Africa owns and operates telecommunications towers and passive infrastructure in four African markets. The company's principal business lies in building, acquiring and operating telecommunications towers that are capable of accommodating and powering the needs of multiple tenants.
During 2016, Millicom’s shareholding was diluted from 28.2% to 22.8% as a result of previous committed cash calls and new investors’ funding. This resulted in Millicom recognizing a gain on dilution of $16 million. The gain was recorded in the 2016 Group statement of income under 'Income (loss) from other joint ventures and associates, net'.
MKC Brilliant Holding GmbH (LIH)
During 2016, Millicom’s 35% investment in LIH had been impaired by $40 million mainly as a result of the decrease in fair value of LIH’s investment in the Global Fashion Group.
In April 2017, LIH completed the disposal of its shareholding in Easy Taxi to Cabify. As a result, and ultimately, LIH received cash and shares in Cabify. The transaction resulted in Millicom recognizing a loss of $11 million (Millicom’s share). Additionally, as a result of the annual impairment test conducted in 2017, Management fully impaired the remaining carrying value of its investment in LIH for $48 million. The impairment test performed in 2018 confirmed this conclusion. These losses were recorded under the caption 'Income (loss) from other joint ventures and associates, net' in the year ended December 31, 2017.
Milvik AB (BIMA)
On December 19, 2017, Millicom announced that it had sold a portion of its ownership stake in BIMA - a leading emerging market insurance player - (from 20.4% to 12.0% – on a fully diluted basis) to Kinnevik and a new investor, with the latter contributing $97 million in the micro-insurance business. As a result of the transaction, Millicom received $24 million in cash and recognized a gain on disposal of $21 million. In addition, and as a consequence of the subsequent capital increase made by the new investor, the Group recognized a gain on dilution of $11 million. Both gains have been recorded under the caption "Income (loss) from other joint ventures and associates, net", in the statement of income. Both transactions were carried out at the same fair value on an arm’s length basis.
Discontinued operations
Classification of discontinued operations
Discontinued operations are those which have identifiable operations and cash flows (for both operating and management purposes) and represent a major line of business or geographic area which has been disposed of, or are held for sale. Revenue and expenses associated with discontinued operations are presented retrospectively in a separate line in the consolidated statement of income. Millicom determined that the loss of path to control of operations by the termination of a contractual arrangement (e.g. termination without exercise of an unconditional call option agreement giving path to control, as occurred with the Guatemala and Honduras operations) does not require presentation as a discontinued operation.
Millicom’s discontinued operations
In accordance with IFRS 5, the Group’s businesses in Senegal, Tigo Ghana and Tigo Rwanda have been classified as assets held for sale (respectively on February 2, 2017, September 28, 2017 and January 23, 2018) and their results were showed as discontinued operations for all years presented in these financial statements. The statement of income comparative figures presented in the notes to these consolidated financial statements have therefore been restated accordingly and when necessary. For further details, refer to note E.3.